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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act o f 1934


                                JANUARY 23, 2004
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)



                           LIFESTYLE INNOVATIONS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                    001-04026                   82-6008727
          ------                    ---------                   ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


                    4700 LAKESHORE CT, COLLEYVILLE, TX 76034
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (817) 307-6591
                                 --------------
                          Registrant's telephone number




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 23, 2004, Crisp Hughes Evans LLP ("CHE") informed the Registrant and the Audit Committee of the Registrant in writing of its decision to resign as the Registrant's independent auditors effective as of that date. The Audit Committee engaged Guest & Company, P.C. ("Guest"), Certified Public Accountants, as its principal accountants on February 4, 2004.

The independent audit report of CHE on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2003 and 2002 did not contain any adverse or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of the June 30, 2003 and 2002 financial statements, the review of the September 30, 2003 quarterly financial statement and through the date of their resignation, there were no disagreements with CHE on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of CHE, would have caused CHE to make reference to the matter in its reports.

In the Report to the Audit Committee as of June 30, 2003, CHE recommended the Company hire a Chief Financial Officer. The Company agreed with the recommendation and has retained a consultant to serve this function. No other reportable event described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended June 30, 2003 and 2002 or within the quarter ended September 30, 2003.

CHE has reviewed the preceding statements, and a copy of their response is attached hereto as Exhibit 16.1.

Neither the Registrant nor anyone on its behalf consulted Guest regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(iv) of Regulation S-B (there being none).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibit is filed with this report:

         Exhibit No.       Description of Exhibit
         -----------       ----------------------

         16                Letter of Crisp Hughes Evans LLP dated March 12, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      LIFESTYLE INNOVATIONS, INC.


                                      BY /S/ PAUL JOHNSON
                                         -------------------------------
                                         PRESIDENT AND ACTING CEO



DATE:   MARCH 12, 2004


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                                  EXHIBIT INDEX


EXHIBIT                                                                   PAGE
NUMBER                     DESCRIPTION                                   NUMBER
------                     -----------                                   ------

 16       Letter of Crisp Hughes Evans LLP dated March 12, 2004            5











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